SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                        Date of Report: December 12, 2003

                         URSTADT BIDDLE PROPERTIES INC.
               (Exact Name of Registrant as Specified in Charter)



       Maryland                     1-12803                    04-2458042
(State or jurisdiction    (Commission file Number)            (I.R.S. Employer
    of Incorporation)                                       Identification No.)


                                                          321 Railroad Avenue
                          Greenwich, Connecticut 06830
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (203) 863-8200

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Item 7.           Financial Statements and Exhibits.

                  Exhibits.

                  The following exhibit is filed with this Form 8-K:
                  99.1 Press release dated December 10, 2003

Item 12.          Disclosure of Results of Operations and Financial Condition.


On December 10, 2003, Urstadt Biddle Properties Inc. (the "Company") issued a press release, which sets forth the Company's results of operations for the quarter ended October 31, 2003. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Such information shall not be deemed "filed" for any purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 12, 2003

                                     URSTADT BIDDLE PROPERTIES INC.

                                     By: /s/ James R. Moore

                                     James R. Moore
                                     Executive Vice President &
                                     Chief Financial Officer



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